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EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our report dated September 27, 2000 included in Rnethealth, Inc. and subsidiary's Form 10-KSB for the year ended June 30, 2000 and to all references to our Firm included in the Registration Statement.

                                                   /s/ Corbin & Wertz
                                                   ----------------------
                                                   CORBIN & WERTZ

Irvine, California
June 29, 2001